Supplement dated October 9, 2025, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary

Prospectus dated May 1, 2025 for the following variable annuity policies:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Life Retirement Growth and Income Annuity	Pacific Life Retirement Growth and Income Annuity

The purpose of this supplement is to announce certain premium guideline changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The changes outlined below will become effective November 3, 2025.

The Maximum Total Purchase Payments row from the table in the Initial Summary Prospectus, under the heading BUYING THE CONTRACT, will be deleted and replaced with the row below.

Maximum Total Purchase Payments	Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

We reserve the right to reject additional Purchase Payments. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

All other references in the prospectus to an initial or additional purchase payment that will bring your aggregate Purchase Payments over $1,000,000 will change to the above disclosure.

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